Exhibit 99.1

NEWS RELEASE

Editorial Contact:	Investor Contact:
Molly Mulloy	David H. Allen
Atheros Communications	Atheros Communications
408-830-5850	408-830-5762
molly.mulloy@atheros.com	david.allen@atheros.com

Atheros Communications Announces Adjournment

of Special Stockholder Meeting

Special Meeting to be Reconvened on Friday, March 18, 2011

Atheros Stockholders Urged To Vote FOR the Proposed Acquisition by QUALCOMM

SAN JOSE, Calif. — March 7, 2011 — Atheros Communications, Inc. (NASDAQ: ATHR), a global leader in innovative technologies for wireless and wired communications, announced that a special meeting of stockholders, convened today for the purpose of obtaining the approval of Atheros stockholders of Atheros’ agreement to be acquired by QUALCOMM Incorporated for $45.00 per share in cash, was adjourned without a vote on the merger proposal. The special meeting has been adjourned until Friday, March 18, 2011 at 1:00 p.m., Pacific Time, at 1700 Technology Drive, San Jose, California 95110 in response to an order of the Delaware Court of Chancery requiring Atheros to make available additional information to its stockholders prior to the stockholder vote.

Atheros previously mailed to its stockholders of record as of February 9, 2011, the record date for the special meeting, the definitive proxy statement dated February 10, 2011 (the “Proxy Statement”). On March 7, 2011, Atheros filed with the Securities and Exchange Commission additional soliciting materials (the “Additional Soliciting Materials”) that supplement the Proxy Statement by providing additional disclosure as required by the Delaware Court of Chancery. Atheros stockholders are urged to carefully read the Additional Soliciting Materials.

Any stockholder who has previously delivered a proxy may revoke and revote it at any time before the polls close at the special meeting on March 18, 2011. Stockholders who do not wish to revoke their votes, including stockholders who have already voted in favor of or against the merger proposal or the adjournment proposal and do not wish to change that vote, do not need to take any further action. All shares of Atheros common stock represented by properly executed proxies that are received in time for the special meeting, as adjourned, and that are not revoked, will be voted at the special meeting in the manner specified by the holder.

At the time of the adjournment, a preliminary count indicated that the holders of approximately 73% of Atheros’ outstanding shares were represented at the special meeting in person or by proxy, and approximately 73% of Atheros’ outstanding shares intended to vote in favor of the merger. The results of voting at the special meeting, once reconvened on March 18, 2011, could differ from this preliminary count.

Atheros stockholders of record as of February 9, 2011, the record date for the special meeting, who have not yet voted and still wish to do so may vote in the manner set forth in the Proxy Statement. Stockholders who have questions about the merger or how to submit proxies, or who need additional copies of the Proxy Statement or the proxy card or who have questions about the Additional Soliciting Materials may contact Atheros’ proxy solicitor, Georgeson Inc., toll-free at 866-296-5716 or 212-440-9800.

While Atheros believes that the Additional Soliciting Materials satisfy the requirements for additional disclosure as ordered by the Delaware Court of Chancery, Atheros must make application to the Delaware Court of Chancery for the lifting of the order enjoining the stockholder vote on the proposed merger. Atheros plans to make such application promptly so that the special meeting, as adjourned, can be held on March 18, 2011. If the Delaware Court of Chancery does not, prior to the special meeting scheduled for March 18, 2011, lift the order enjoining the stockholder vote on the proposed merger, we will be required to adjourn the special meeting until a later date.

Atheros’ board of directors, which previously recommended that Atheros stockholders adopt the merger agreement, reaffirms that recommendation and encourages stockholders to vote “FOR” the adoption of the merger agreement at the special meeting, as adjourned.

About Atheros

Atheros Communications delivers innovative technologies for wireless and wired communications. Its mission is to invent technologies that connect and empower people in ways that are elegant and accessible to all. Building upon its broad expertise in RF and mixed signal semiconductor design, Atheros’ portfolio includes a wide variety of connectivity solutions that are used by many of the world’s leading networking equipment, computing and consumer device manufacturers. Headquartered in San Jose, California, Atheros has a significant and growing presence in Asia and Europe to serve its global customer base. For more information, visit www.atheros.com.

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This press release contains “forward-looking statements,” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, that are based on Atheros’ current expectations, assumptions, beliefs, estimates and projections about our company and our industry. The forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “should” and similar expressions. Factors that may affect those forward-looking statements include, among other things: uncertainties as to the timing of the acquisition; the possibility that competing offers will be made; the possibility that various closing conditions for the acquisition may not be satisfied or waived; the outcome of any legal proceedings challenging the proposed merger; the timing of the lifting of the preliminary injunction relating to the proposed merger; general economic and business conditions; and other factors. We caution you that reliance on any forward-looking statement involves risks and uncertainties, and that although we believe that the assumptions on which our forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions could be incorrect. In light of these and other uncertainties, you should not conclude that we will necessarily achieve any plans and objectives or projected financial results referred to in any of the forward-looking statements. Atheros assumes no obligation to update the information in this press release in light of new information or future events, except as required by law.

Important Information

In connection with the proposed transaction with QUALCOMM Incorporated, Atheros has filed a definitive proxy statement and other relevant materials with the SEC. On or about February 14, 2011 and March 7, 2011, Atheros began mailing the definitive proxy statement and the Additional Soliciting Materials, respectively, to stockholders of record as of the close of business on February 9, 2011. Before making any voting decision with respect to the proposed transaction, stockholders of Atheros are urged to read the definitive proxy statement and other relevant materials filed with the SEC because they contain important information about the proposed transaction. The definitive proxy statement and any other documents filed by Atheros with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or from Atheros at www.atheros.com or by contacting Atheros Investor Relations at: david.allen@atheros.com or 408-830-5762.

Atheros and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Atheros’ stockholders in favor of the proposed transaction. A list of the names of Atheros’ executive officers and directors and a description of their respective interests in Atheros are set forth in the definitive proxy statement filed with the SEC in connection with the proposed transaction, and in any documents subsequently filed by its executive officers and directors under the Securities Exchange Act of 1934, as amended. Certain executive officers and directors of Atheros have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits they may receive in connection with the proposed transaction are described in the proxy statement filed with the SEC in connection with the proposed transaction, which may be obtained free of charge from the sources indicated above.

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